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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                   TO TENDER

             10 1/4% SENIOR NOTES DUE 2007 (the "Exchange Notes")
                                IN EXCHANGE FOR
              10 1/4% SENIOR NOTES DUE 2007 (the "Private Notes")

                                      OF

                              THE KRYSTAL COMPANY

     Registered holders of outstanding 10 1/4% Senior Notes due 2007 (the "Private Notes") who wish to tender their Private Notes in exchange for a like principal amount of 10 1/4% Senior Notes due 2007 (the "Exchange Notes") and whose Private Notes are not immediately available or who cannot deliver their Private Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to SunTrust Bank, Atlanta (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent, See "The Exchange Offer--Procedures for Tendering" in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                            SunTrust Bank, Atlanta

                         For Information by Telephone:

                                 (404)588-8060

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

By Registered or Certified Mail:                 By Hand or Overnight Delivery:
            SunTrust Bank, Atlanta                          SunTrust Bank, Atlanta
          Attention:  Corporate Trust                   Corporate Trust Administration
                      Administration                           58 Edgewood Avenue
                P.O. Box 105036                                 4th Floor Annex
         Atlanta, Georgia  30348-5036                       Atlanta, Georgia  30303
                                                           Attention:  David M. Kaye

                                 Facsimile Transmissions:

                             (For Eligible Institutions Only)
                                     (404) 332-3966

                                 Facsimile Confirmation:

                                    (404) 588-8060
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     Delivery of this Notice to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than set forth above will not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amounts of Private Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated December __, 1997 of The Krystal Company (the "Prospectus"), receipt of which is hereby acknowledged.

                      DESCRIPTION OF SECURITIES TENDERED


        NAME AND ADDRESS OF
REGISTERED HOLDER AS IT APPEARS ON
 10 1/4% SENIOR NOTES DUE 2007,         CERTIFICATE NUMBER(S) OF          PRINCIPAL AMOUNT OF
      ("PRIVATE NOTES")                 PRIVATE NOTES TRANSMITTED      PRIVATE NOTES TRANSMITTED

________________________                 ______________________           __________________
________________________                 ______________________           __________________
________________________                 ______________________           __________________
________________________                 ______________________           __________________

                        THE FOLLOWING MUST BE COMPLETED

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the Private Notes, together with a properly completed and duly executed Letter of Transmittal within five New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:___________________  _______________________________
                                         (Authorized Signature)

Address:________________________  Title:_________________________
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________________________________  Name:__________________________
          (Zip Code)

Area Code and Telephone Number:______________________________________

Date:___________________________

NOTE: DO NOT SEND CERTIFICATES FOR PRIVATE NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR PRIVATE NOTES SHOULD BE SENT ONLY WITH
       YOUR LETTER OF TRANSMITTAL.